UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 17, 2017

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568-7579
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 8, 2017, the Board of Directors (the “Board”) of Ross Stores, Inc. (the “Company”) adopted the 2017 Equity Incentive Plan (the “2017 Plan”), subject to and effective upon its approval by the Company’s stockholders. As described below under Item 5.07, the 2017 Plan was approved by the Company’s stockholders at the 2017 Annual Meeting of Stockholders held on May 17, 2017 (the “Annual Meeting”). A summary of the material terms of the 2017 Plan is set forth under Proposal 2 of the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 4, 2017. That summary of the 2017 Plan is qualified in its entirety by reference to the 2017 Plan, which is filed as Exhibit 99 to the Registration Statement on Form S-8 (Registration No. 333-218052), and incorporated herein by reference. As described in the Proxy Statement, the Company’s 2008 Equity Incentive Plan (the “Predecessor Plan”) terminated as of the Annual Meeting date, and no further awards will be granted under the Predecessor Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 17, 2017 in Palo Alto, California. The Company’s stockholders considered and voted upon the following five matters at the Meeting:

Proposal 1 - Election of Directors

The holders of the Company’s common stock elected eleven nominees to serve as directors for a term of one year, expiring at the time of the Annual Meeting of Stockholders in 2018:

Name	For	Against	Abstain	Broker Non-Votes
Michael Balmuth	323,466,576	12,231,848	637,745	22,701,468
K. Gunnar Bjorklund	324,381,843	11,680,930	273,396	22,701,468
Michael J. Bush	310,500,188	25,567,698	268,283	22,701,468
Norman A. Ferber	296,317,803	39,743,679	274,687	22,701,468
Sharon D. Garrett	314,626,971	21,443,640	265,558	22,701,468
Stephen D. Milligan	330,962,827	4,852,876	520,466	22,701,468
George P. Orban	311,283,581	24,780,024	272,564	22,701,468
Michael O’Sullivan	320,259,833	15,813,821	262,515	22,701,468
Lawrence S. Peiros	329,620,946	6,190,313	524,910	22,701,468
Gregory L. Quesnel	330,548,196	5,265,498	522,475	22,701,468
Barbara Rentler	326,456,679	9,640,914	238,576	22,701,468

Proposal 2 - Approval of Adoption of the Company’s 2017 Equity Incentive Plan

The holders of the Company’s common stock voted to approve the 2017 Plan (including, without limitation, certain material terms of the 2017 Plan for purposes of Section 162(m) of the Internal Revenue Code, as amended):

For	Against	Abstain	Broker Non-Votes
315,458,895	16,136,761	4,740,513	22,701,468

Proposal 3 - Advisory Vote to Approve the Resolution on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted to approve the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Votes
316,990,466	14,430,186	4,915,517	22,701,468

Proposal 4 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted for a frequency of every year for future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
303,972,418	217,204	31,740,092	406,455	22,701,468

Proposal 5 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending February 3, 2018

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 3, 2018:

For	Against	Abstain
352,567,023	5,620,959	849,655

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 22, 2017

ROSS STORES, INC.
Registrant

By:	/s/K. Jew
Ken Jew
Senior Vice President, General Counsel and Assistant Corporate Secretary